Exhibit 1.1




                                16,000,000 Shares

                             FORT HOWARD CORPORATION

                     COMMON STOCK, PAR VALUE $.01 PER SHARE





                             UNDERWRITING AGREEMENT






_________________, 1996


















































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                                         _____________, 1996



Morgan Stanley & Co. Incorporated
CS First Boston Corporation
Dean Witter Reynolds, Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Salomon Brothers Inc
c/o Morgan Stanley & Co. Incorporated
    1585 Broadway
    New York, New York  10036

Morgan Stanley & Co. International Limited
CS First Boston Limited
Salomon Brothers International Limited
Dean Witter Reynolds, Inc.
Merrill Lynch International Limited
c/o Morgan Stanley & Co. International Limited
    25 Cabot Street
    Canary Wharf
    London E14 4QA
    England

Dear Sirs:


        FORT HOWARD CORPORATION, a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters (as defined below), and certain shareholders of the Company (the "Selling Shareholders") named in
Schedule I hereto severally propose to sell to the several Underwriters, an aggregate of 16,000,000 shares of Common Stock, par value $.01 per share (the "Firm Shares"), of which 10,000,000 shares are to be issued and sold by the Company and 6,000,000 shares are to be sold by the Selling Shareholders, each Selling Shareholder selling the amount set forth opposite such Selling Shareholder's name in Schedule I hereto.

        It is understood that, subject to the conditions hereinafter stated, 12,800,000 Firm Shares (the "U.S. Firm Shares") will be sold to the several U.S. Underwriters named in Schedule II hereto (the "U.S. Underwriters") in connection with the offering and sale of such U.S. Firm Shares in the United States and Canada to United States and Canadian Persons (as such terms are defined in the Agreement Between U.S. and International Underwriters of even date herewith), and 3,200,000 Firm Shares (the "International Shares") will be sold to the several International Underwriters named in Schedule III hereto (the "International Underwriters") in connection with the offering and sale of such International Shares outside the

United States and Canada to persons other than United States and Canadian Persons. Morgan Stanley & Co. Incorporated, CS First Boston Corporation, Dean Witter Reynolds, Inc., Merrill Lynch, Pierce, Fenner & Smith Inc. and Salomon Brothers Inc shall act as representatives (the "U.S. Representatives") of the several U.S. Underwriters, and Morgan Stanley & Co. International Limited, CS First Boston Limited, Salomon Brothers International Limited, Dean Witter Reynolds, Inc., and Merrill Lynch International Limited shall act as representatives (the "International Representatives") of the several International Underwriters. The U.S. Underwriters and the International Underwriters are hereinafter collectively referred to as the Underwriters.

        The Company and the Selling Shareholders also propose to issue and sell to the several U.S. Underwriters not more than an additional 2,400,000 shares of its Common Stock, par value $.01 per share (the "Additional Shares") if and to the extent that the U.S. Representatives shall have determined to exercise, on behalf of the U.S. Underwriters, the right to purchase such shares of common stock granted to the U.S. Underwriters in Article II hereof. Any purchase of Additional Shares by the Underwriters shall be split equally between the Company and the Selling Shareholders and as for Selling Shareholders, pro rata in accordance with Shares sold. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the Shares. The shares of Common Stock, par value $.01 per share, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the Common Stock. The Company and the Selling Shareholders are hereinafter sometimes collectively referred to as the "Sellers."

        The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (File No. 333-01929) relating to the Shares. The registration statement contains two prospectuses to be used in connection with the offering and sale of the Shares: the U.S. prospectus, to be used in connection with the offering and sale of Shares in the United States and Canada to United States and Canadian Persons, and the international prospectus, to be used in connection with the offering and sale of Shares outside the United States and Canada to persons other than United States and Canadian Persons. The international prospectus is identical to the U.S. prospectus except for the outside front cover page. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "Securities Act"), is hereinafter referred to as the Registration Statement;
































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the U.S. prospectus and the international prospectus (including in the case of all references to the Registration Statement and the Prospectus, documents incorporated therein by reference) in the respective forms first used to confirm sales of Shares are hereinafter collectively referred to as the Prospectus (including, in the case of all references to the Registration Statement and the Prospectus, documents incorporated therein by reference). If the Company has filed an abbreviated registration statement to register additional Shares pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. The terms "supplement" and "amendment" or "amend" as used in this Agreement shall include all documents subsequently filed by the Company with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that are deemed to be incorporated by reference in the Prospectus.


                                       I.


        The Company represents and warrants to each of the Underwriters that:

        (a) The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

        (b) (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, and (ii) when the Registration Statement became effective and at all times subsequent thereto up to and including the Closing Date referred to below, the Registration Statement and Prospectus, and any amendments or supplements thereto, will in all material respects conform to the requirements of the Securities Act and the rules and regulations of the Commission thereunder (the "Rules and Regulations"), and the Registration Statement and any amendment or supplement thereto at their respective effective dates will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading
































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   and the Prospectus at the time the Registration Statement became effective or the Prospectus together with any supplement thereto at their respective issue dates and at the Closing Date referred to below, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished in writing by such Underwriter through you expressly for use in connection with the Registration Statement or Prospectus or any amendment or supplement thereto.

        (c) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to carry on its business as presently conducted, as described in the Prospectus. The Company has not failed to qualify to do business in any jurisdiction where failure so to qualify could reasonably be expected to materially adversely affect its financial condition, business, operations, or its ability to perform any of its obligations under this Agreement.

        (d) Each of Fort Sterling Limited ("Fort Sterling") and Harmon Assoc., Corp. ("Harmon") is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to carry on its business as presently conducted, as described in the Prospectus. Fort Sterling and Harmon have not failed to qualify to do business in any jurisdiction where failure so to qualify could reasonably be expected to materially adversely affect each of their respective financial condition, business or operations.

        (e) The authorized capital stock of the Company conforms in all material respects as to legal matters to the description thereof contained in the Prospectus.

        (f) The shares of Common Stock (including the Shares to be sold by the Selling Shareholders) outstanding prior to the issuance of the Shares to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable.

        (g) The Shares to be sold by the Company have been duly authorized and, when issued and delivered in
































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   accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

        (h) This Agreement has been duly authorized, executed and delivered by the Company.

        (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not (i) contravene any provision of applicable law, (ii) violate or be inconsistent with the certificate of incorporation or by-laws of the Company, (iii) contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which the Company is a party or by which it or any of its property is bound except for such contraventions or defaults which would not materially adversely affect the business, properties, prospects, assets, liabilities, operations or conditions (financial or otherwise) of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"), (iv) contravene any judgment, order or decree applicable to the Company or any of its subsidiaries of any governmental body, agency or court having jurisdiction over the Company or any subsidiary noncompliance with which would have a Material Adverse Effect, and (v) no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

       (j) Each of the Company and its subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to carry on its business as presently conducted, as described in the Prospectus (except for those which, if not obtained or made, would not have a Material Adverse Effect).

        (k) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus.
































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        (l)  There are no legal or governmental proceedings pending or, to the best knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required.

        (m) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

        (n) The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received or applied for all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive or apply for required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.

        (o) In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business and operations of the Company and its subsidiaries, as a result of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to regulatory authorities). On the basis of such review, the Company has reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse

































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   Effect other than associated costs and liabilities disclosed in the
   Prospectus.

        (p) The provisions of Section 4.3(c) of the Stockholders Agreement dated as of March 1, 1995 (the "Stockholders Agreement) which prohibit the sale of shares of Common Stock of the Company or of securities convertible into or exercisable or exchangeable for such Common Stock by any of the parties to the Stockholders Agreement (other than the Company) for a period beginning seven days before and ending 180 days after the effective date of the Registration Statement (the "Lock Up Period") are in full force and effect and are binding on each of the parties to the Stockholders Agreement (other than the Company), provided, however, that the Underwriters hereby
                             --------  -------
   give their prior written consent to any sales of shares of Common Stock of the Company or of securities convertible into or exercisable for such Common Stock by any Management Investors (as defined in the Stockholders Agreement) during the Lock Up Period.

        (q) Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the rules and regulations of the Commission thereunder.

        (r) The Company has complied with all provisions of Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida) related to doing business with the Government of Cuba or with any person or affiliate located in Cuba.


                                      II.


        Each of the Selling Shareholders, severally and not jointly with the other Selling Shareholders, represents and warrants to and agrees with each of the Underwriters that:

        (a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder.

        (b) The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement,






























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   the Custody Agreement signed by such Selling Shareholder and ____________, as
   Custodian, relating to the deposit of the Shares to be sold by such Selling Shareholder (the "Custody Agreement") and the Power of Attorney appointing certain individuals as such Selling Shareholder's attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the "Power of Attorney") will not contravene any provision of applicable law, or the certificate of incorporation or by-laws of such Selling Shareholder (if such Selling Shareholder is a corporation), or any agreement or other instrument binding upon such Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of such Selling Shareholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

        (c) Such Selling Shareholder has, and on the Closing Date will have, valid title to the Shares to be sold by such Selling Shareholder and the legal right and power, and all authorization and approval required by law, to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder.

        (d) The Shares to be sold by such Selling Shareholder pursuant to this Agreement have been duly authorized and are validly issued, fully paid and non-assessable.

        (e) The Custody Agreement and the Power of Attorney have been duly authorized, executed and delivered by such Selling Shareholder and are valid and binding agreements of such Selling Shareholder.

        (f) Delivery of the Shares to be sold by such Selling Shareholder pursuant to this Agreement will pass title to such Shares free and clear of any security interests, claims, liens, equities and other encumbrances.


                                      III.
































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        Each Seller, severally and not jointly, hereby agrees to sell to the several Underwriters, and the Underwriters, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agree, severally and not jointly, to purchase from such Seller at $______ a share (the "Purchase Price") the number of Firm Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the number of Firm Shares to be sold by such Seller as the number of Firm Shares set forth in Schedule II and III opposite the name of such Underwriter bears to the total number of Firm Shares.

        On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees and the Selling Shareholders agree, severally and not jointly, to sell to the U.S. Underwriters the Additional Shares, and the U.S. Underwriters shall have a one-time right to purchase, severally and not jointly, up to 2,400,000
Additional Shares at the purchase price.   Additional Shares may be purchased as
provided in Article V hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If any Additional Shares are to be purchased, each U.S. Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the U.S. Representatives may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of U.S. Firm Shares set forth in Schedule II hereto opposite the name of such U.S. Underwriter bears to the total number
of U.S. Firm Shares.   The Additional Shares to be purchased by the U.S.
Underwriters hereunder and the U.S. Firm Shares are hereinafter collectively referred to as the U.S. Shares.

        The Company hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period beginning seven days before and ending 180 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are now owned or are hereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by
































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delivery of Common Stock or such other securities, in cash or otherwise.  The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof, (C) any shares of Common Stock issued or options to purchase Common Stock granted pursuant to existing employee benefit plans of the Company, including, without limitation, the Company's 1995 Stock Incentive Plan or (D) any shares of Common Stock issued pursuant to the Company's Non-Employee Director Stock Plan.

                                      IV.

        The Sellers are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Sellers are further advised by you that the Shares are to be offered to the public initially at U.S. $_____ a share (the "public offering price") and to certain dealers selected by you at a price that represents a concession not in excess of U.S.$___ a share under the public offering price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of U.S.$___ a share, to any Underwriter or to certain other dealers.

        Each U.S. Underwriter hereby makes to and with the Sellers the representations and agreements of such U.S. Underwriter contained in the fifth paragraph of Article III of the Agreement Between U.S. and International
Underwriters of even date herewith.   Each International Underwriter hereby
makes to and with the Sellers the representations and agreements of such International Underwriter contained in the seventh, eighth and ninth paragraphs of Article III of such Agreement.


                                       V.


        Payment for the Firm Shares to be sold by each Seller shall be made to such Seller in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 A.M., New York City time, on ___________, 1996, or at such other time on the same or such other date, not later than __________, 1996, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the Closing Date. Payment to the Company shall be made to an account designated by the Company and payment to the Selling





























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






Shareholders shall be made to an account designated by the Custodian.

        Payment for any Additional Shares shall be made to the Sellers in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 A.M., New York City time, on such date (which may be the same as the Closing Date but shall in no event be earlier than the Closing Date nor later than ten business days after the giving of the notice hereinafter referred to) as shall be designated in a written notice from the U.S. Representatives to the Sellers of their determination, on behalf of the U.S. Underwriters, to purchase a number, specified in said notice, of Additional Shares, or on such other date, in any event not later than ___________, 1996, as shall be designated in writing by the U.S. Representatives. The time and date
of such payment are hereinafter referred to as the Option Closing Date.   The
notice of the determination to exercise the option to purchase Additional Shares and of the Option Closing Date may be given at any time within 30 days after the date of this Agreement.

        Certificates for the Firm Shares and Additional Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the purchase price therefor.


                                      VI.


        The obligations of the Sellers and the several obligations of the Underwriters hereunder are subject to the condition that the Registration Statement shall have become effective not later than the date hereof.

        The several obligations of the Underwriters hereunder are subject to the following further conditions:

        (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued under the Securities Act and no proceedings therefor shall have been instituted or threatened by the Commission.






























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







        (b) There shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus, that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

        (c) The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed on behalf of the Company by an authorized officer of the Company, to the effect set forth in clauses (a),
   (j), and (k) of this Article VI, and to the effect that: (x) to the best knowledge of such officer, after due inquiry, the representations and warranties of the Company contained herein are true and correct in all respects as of the Closing Date, (y) the Company has performed in all material respects all of the obligations to be performed hereunder on or before the Closing Date and (z) there has not occurred any change, or any development that could reasonably be expected to involve a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations, of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus.

        (d) You shall have received on the Closing Date an opinion of James W. Nellen II, Esq., General Counsel for the Company, in form and substance satisfactory to you and your counsel, dated the Closing Date, to the effect that:

             (i) the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, is in good standing under the laws of the States of Georgia, Oklahoma and Wisconsin and has the corporate power and authority to carry on its business as described in the Prospectus, to own or hold under lease its properties, and to enter into and perform its obligations under this Agreement;

            (ii) the execution, delivery and performance by the Company of this Agreement and the issuance of the Shares has been duly authorized by all necessary corporate action on the part of the Company and do not and will not require the consent or approval of
































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






        any shareholder of the Company or any trustee or holder of any indebtedness or other obligation of the Company, except for such as have been obtained on or prior to the date hereof;

           (iii) this Agreement has been duly executed and delivered by the Company;

            (iv) neither the execution and delivery by the Company, nor the fulfillment of or compliance by the Company with the provisions of this Agreement or the Shares, nor the consummation of the transactions contemplated in the Prospectus conflicts with, or results in a breach of the terms, conditions or provisions of, or constitutes a default under, or results in a violation of, its certificate of incorporation or by-laws, any statute, law, rule, code, ordinance or regulation or, to such counsel's knowledge after due inquiry, any judgment, order or decree, in each case applicable to it or its properties which is material to the issuance and sale of the Shares, this Agreement or any indenture, mortgage, contract or other instrument to which the Company is a party or by which it or any of its property is bound (except for such breaches, defaults, and violations which would not have a Material Adverse Effect) or result in the creation or the imposition of any material lien, charge or encumbrance upon any property or assets of the Company;

             (v) no consent, approval, authorization or order of, or qualification with, any Wisconsin governmental body or agency is required for the valid authorization, execution, delivery and performance by the Company of this Agreement, or for the valid authorization, issuance, sale and delivery of the Shares, or this Agreement, except (x) for those which if not obtained would not have a Material Adverse Effect and (y) such as may be required by the securities or blue sky laws of Wisconsin in connection with the offer and sale of the Shares;

            (vi) each of the Company and its subsidiaries has all necessary consents, authorizations, approvals, orders, certificates and permits of and from, and has



































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






        made all declarations and filings with, all Federal, state, local and other governmental authorities, all self-regulatory organizations and all courts and other tribunals, to own, lease, license and use its properties and assets and to conduct its business in the manner described in the Prospectus (except for those which, if not obtained or made, would not have a Material Adverse Effect); and

           (vii) except as disclosed in the Prospectus, there is no action, suit or proceeding pending or, to the best of such counsel's knowledge after due inquiry, threatened against the Company or its properties before any governmental body or agency which, individually or in the aggregate (so far as the Company now can reasonably foresee), is reasonably likely materially and adversely to affect the ability of the Company to consummate any of the transactions contemplated by the Prospectus or this Agreement.

   Such opinion shall also state that such counsel has participated in the preparation of the Registration Statement and the Prospectus and no facts have come to the attention of such counsel which have led such counsel to believe (A) that the Registration Statement (except for the financial statements and other financial or statistical data included or incorporated by reference therein or omitted therefrom as to which such counsel need express no opinion), at the time the Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) that the Prospectus (except for the financial statements and other financial or statistical data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), at the time the Prospectus was issued or at the Closing Date, contained or contains any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Such opinion shall cover the matters referred to in subparagraphs (i) through (vii) above with respect to the General Corporation Law of the State of Delaware (with respect to the due organization, authorization, execution and delivery, valid existence and good standing of the

   Company), federal law and solely with respect to paragraphs (iv), (v) and
   (vi), Wisconsin law.

        (e) You shall have received on the Closing Date an opinion of Shearman & Sterling, counsel for the Company, dated the Closing Date, to the effect that

             (i) the Company is a corporation duly incorporated, validly existing and in good standing under the laws of Delaware and has the corporate power and authority to carry on its business and to own or hold under lease its properties as described in the Prospectus;

            (ii) Harmon is a corporation duly incorporated and in good standing under the laws of the State of New York and has the corporate power and authority to carry on its business as presently conducted as described in the Prospectus.

           (iii) the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

            (iv) the shares of Common Stock (including the Shares to be sold by the Selling Shareholders) outstanding prior to the issuance of the Shares to be sold by the Company have been duly authorized and are validly issued, fully paid and non-assessable;

             (v) the Shares to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights;

            (vi) this Agreement has been duly authorized, executed and delivered by the Company;

           (vii) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of the laws of the State of New York, the General Corporation Law of the State of Delaware or the Federal laws of the United States or the certificate of incorporation or by-laws of the Company or, to the best of such counsel's knowledge, any material agreement or other material instrument binding upon the Company or any of its properties, or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of or qualification with any governmental body or agency or court of the State of New York or United States is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares by the U.S. Underwriters;

          (viii) the statements (1) in the Prospectus under the captions "Management -- Employment Agreements," "-- Management Incentive Plan,"
            "-- Supplemental Retirement Plan," "-- 1995 Stock Incentive Plan," "-- Management Equity Plan," and "-- Management Equity Participation Agreement," "Certain Transactions -- Stockholders Agreement," "Description of Certain Indebtedness," "Description of Capital Stock" and "Underwriters" and (2) in the Registration Statement in Item 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present in all material respects the information called for with respect to such legal matters, documents and proceedings and fairly summarize in all material respects the matters referred to therein;

            (ix) after due inquiry, such counsel does not know of any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required;

             (x) the Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended;

            (xi) the Registration Statement and Prospectus (except for financial statements and other financial and statistical data included or incorporated by reference therein as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the Rules and Regulations; and

             (xii) each document filed under the Exchange Act and incorporated by reference into the Prospectus (except for financial statements or other financial and statistical data included or incorporated by reference therein as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder.

Such opinion shall also state that such counsel has participated in the preparation of the Registration Statement and the Prospectus and no facts have come to the attention of such counsel which have led such counsel to believe (A) that the Registration Statement, (except for the financial statements and other financial or statistical data included therein or incorporated therein, as to which such counsel need express no opinion) at the time the Registration Statement became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) that the Prospectus (except for the financial statements and other financial or statistical data included therein or incorporated therein, as to which such counsel need express no opinion), at the time the Prospectus was issued or at the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

        (f) You shall have received on the Closing Date an opinion of Pannone & Partners, United Kingdom counsel to the Company, dated the Closing Date, to the effect that Fort Sterling is a private limited company duly incorporated in England under Registered number 446297 which has been in continuous existence since the date of its incorporation, and no action is currently being taken by the Registrar of Companies for striking Fort Sterling off the Register or dissolving it as defunct, and it is not in liquidation or subject to an administration order, and no receiver or manager of its property has been appointed and that Fort Sterling has the corporate power and authority to carry on its business as presently conducted.

        (g) You shall have received on the Closing Date an opinion of _________________, counsel for [certain of] the Selling Shareholders, dated the Closing Date, to the effect that:

             (i) this Agreement has been duly authorized, executed and delivered by or on behalf of [each of] the Selling Shareholders;

            (ii) the execution and delivery by [each] Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement and the Custody Agreement and Powers of Attorney of such Selling Shareholder will not contravene any provision of applicable law, or the certificates of incorporation or by-laws of such Selling Shareholder (if such Selling Shareholder is a corporation), or, to the best of such counsel's knowledge, any agreement or other instrument binding upon such Selling Shareholder or, to the best of such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of such Selling Shareholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with offer and sale of the Shares;

           (iii) [each of] the Selling Shareholders has valid title to the Shares to be sold by such Selling Shareholder and has the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Custody Agreement and Power of Attorney of such Selling Shareholder and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder;

            (iv) the Custody Agreement of [each] Selling Shareholder has been duly authorized, executed and delivered by such Selling Shareholder and is a valid and binding agreement of such Selling Shareholder; and

             (v) delivery of the Shares to be sold by [each] Selling Shareholder pursuant to this Agreement will pass title to such Shares free and clear of any security interests, claims, liens, equities and other encumbrances.

   (h) You shall have received on the Closing Date an opinion of Davis Polk & Wardwell, special counsel for the Underwriters, dated the Closing Date, covering the matters referred to in subparagraphs (v), (vi), (viii) (but only as to the statements in the Prospectus under "Description of Capital Stock" and "Underwriters"), (xi) and the paragraph following subparagraph (xii) of paragraph (e) above.

        With respect to the last paragraph of paragraph (e) above, Davis Polk & Wardwell may state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and Prospectus and any amendments or supplements thereto and review and discussion of the contents thereof, but are without independent check or verification except as specified.

        The opinions of Shearman & Sterling, [Pannone & Partners] and ____________ described in paragraphs (e), (f), and (g) above shall be rendered to you at the request of the Company or one or more of the Selling shareholders, as the case may be, and shall so state therein.

        (i) You shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to you, from Arthur Andersen LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statement and the Prospectus.

        (j) The provisions of the Stockholders Agreement which prohibit the sale of shares of Common Stock of the Company or of securities convertible into or exercisable or exchangeable for such Common Stock by any of the parties to the Stockholders Agreement for a period beginning seven days before and ending 180 days after the effective date of the Registration Statement hereof are in full force and effect on the Closing Date, provided,
                                                                      --------
   however, that the Underwriters hereby give their prior written consent to any
   -------
   sales of shares of Common Stock of the Company or of securities convertible into or exercisable for such Common Stock by any Management Investors (as defined in the Stockholders Agreement) during the Lock Up Period..

        (k) The Shares have been approved for quotation on the Nasdaq National Market, subject only to official notice of issuance.

        The several obligations of the U.S. Underwriters to purchase Additional Shares hereunder are subject to the delivery to the U.S. Representatives on the Option Closing Date of such documents as they may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters set forth in this Article VI related to the issuance of the Additional Shares.


                                      VII.


        In further consideration of the agreements of the Underwriters herein contained, the Company covenants as follows:

        (a) To furnish to you, without charge, six signed copies of the Registration Statement (including exhibits thereto and documents incorporated therein by reference) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto but including documents incorporated therein by reference) and, during the period mentioned in paragraph (c) below, as many copies of the Prospectus, any documents incorporated therein by reference, and any supplements and amendments thereto as you may reasonably request.

        (b) Before amending or supplementing the Registration Statement or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and to file no such proposed amendment or supplement to which you reasonably object.

        (c) If, during such period after the first date of the public offering of the Shares as in the opinion of your counsel the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of your counsel, it is necessary to amend or supplement the Prospectus to comply with law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

        (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request and to pay all expenses (including fees and disbursements of counsel) in connection with such qualification and in connection with any review of the offering of the Shares by the National Association of Securities Dealers, Inc. (the "NASD"), including, without limitation, expenses (including fees and disbursements of counsel) incurred by Salomon Brothers Inc ("Salomon Brothers") in its capacity as a "qualified independent underwriter" within the meaning of Section 1 of Article III of the Rules of Fair Practice of the NASD; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general service of process in any jurisdiction where it is now so subject.

        (e) To make generally available to the Company's security holders and to you as soon as practicable an earning statement covering the twelve-month period ending _______, 1997 that satisfies the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

        (f) To pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation and filing of the Registration Statement and the Prospectus and all amendments and supplements thereto, (ii) the preparation, issuance and delivery of the Shares, including any transfer taxes payable in connection with the transfer of the Shares to be issued by the Company to the Underwriters, (iii) the fees and disbursements of the Company's counsel and accountants, (iv) the fees and disbursements of ________, counsel to the Selling Shareholders, (v) the qualification of the Shares under state securities or Blue Sky laws in accordance with the provisions of paragraph (d) of Article VII, including filing fees and the reasonable fees and disbursements of U.S. counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky Memoranda, (vi) the filing of trade reports in the provinces of Canada, if any, including filing fees and fees and disbursements of Canadian counsel to the Underwriters in connection therewith, (vii) the printing and delivery to the

   Underwriters, in quantities as hereinabove stated, of copies of the Registration Statement and all amendments thereto and of each preliminary prospectus and the Prospectus and any amendments or supplements thereto,
   (viii) the printing and delivery to the Underwriters of copies of any Blue Sky Memoranda, (ix) the filing fees and expenses if any, incurred with respect to any filing with the NASD, made in connection with the offering of the Shares, (x) any transportation, accommodation and meal expenses incurred by the Company in connection with a "road show" presentation to potential investors, and (xi) the approval for quotation of the Common Stock on the Nasdaq National Market.

        (g) The Company will apply the net proceeds from the sale of the Shares as set forth under "Use of Proceeds" in the Prospectus.


                                      VIII.

        Each Selling Shareholder, severally and not jointly, agrees to pay or cause to be paid (i) all taxes, if any, on the transfer and sale of the Shares being sold by such Selling Shareholder, (ii) all out-of-pocket expenses, if any, of the Selling Shareholder or any agent of the Selling Shareholder and (iii) all fees for counsel to the Selling Shareholders other than the reasonable fees and expenses of one counsel for the Selling Shareholders which counsel shall be reasonably acceptable to the Company and to the U.S. Underwriters.

                                      IX.


        The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Underwriter or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein; provided, however, that the
                                                   --------  -------
foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities.

        Each Selling Shareholder agrees, severally and not jointly, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by any Underwriter or any such controlling person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Registration Statement.

        The Company and each Selling Shareholder, jointly and severally, also agree to indemnify and hold harmless Salomon Brothers and each person, if any, who controls Salomon Brothers within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments incurred as a result of Salomon Brothers's participation as a "qualified independent underwriter" within the meaning of Section 1 of Article III of the Rules of Fair Practice of the NASD in connection with the offering of the Shares, except for any losses, claims, damages, liabilities and judgments resulting from Salomon Brothers's, or its controlling person's, gross negligence or willful misconduct.

        Each Selling Shareholder agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Selling Shareholder furnished in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

        Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Shareholders, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

        In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to any of the three preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, (b) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, (c) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Selling Shareholders (other than MSLEF) and all persons, if any, who control any Selling Shareholder (other than MSLEF) within the meaning of either such Section and (d) the fees and expenses of more than one separate firm (in addition to any local counsel) for MSLEF and all persons, if any, who control MSLEF within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Underwriters and such control persons of Underwriters, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Shareholders (other than MSLEF) and such controlling persons of Selling Shareholders (other than MSLEF), such firm shall be designated in writing by the persons named as attorneys-in-fact for the Selling Shareholders (other than MSLEF) under the Powers of Attorney.
In the case of any such separate firm for MSLEF and any controlling person of MSLEF, such firm shall be designated in writing by MSLEF. Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to the second paragraph of this Article IX in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm for Salomon Brothers in its capacity as a "qualified independent underwriter" and all persons, if any, who control Salomon Brothers within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act if representation of Salomon Brothers in such capacity and the other indemnified parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

        The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or
liability by reason of such settlement or judgment.   Notwithstanding the
foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of the preceding paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the
date of such settlement.   No indemnifying party shall, without the prior
written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

        If the indemnification provided for in the first or second paragraph of this Article IX is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by each Seller and the total underwriting discounts and commissions received by the Underwriters, as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the Shares. The relative fault of the Sellers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or
prevent such statement or omission.   The Underwriters' respective obligations
to contribute pursuant to this Article IX are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

        The Sellers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Article IX were determined by pro
                                                                         ---
rata allocation (even if the Underwriters were treated as one entity for such
- ----
purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.
The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article IX, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission
or alleged omission.   No person guilty of fraudulent misrepresentation (within
the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent
misrepresentation.   The remedies provided for in this Article IX are not
exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

        The indemnity and contribution provisions contained in this Article IX and the representations and warranties of the Company and the Selling Shareholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter, any Selling Shareholder or any person controlling any Selling Shareholder or by or on behalf of the Company, its officers or directors or any person controlling the Company and
(iii) acceptance of and payment for any of the Shares.


                                       X.


        This Agreement shall be subject to termination in your absolute discretion by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and (b) in the case of any of the events specified in clauses (a)(i) through (iv), such event singly or together with any other such event makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

                                      XI.


        This Agreement shall become effective upon the later of (x) execution and delivery hereof by the parties hereto and (y) release of notification of the effectiveness of the Registration Statement by the Commission.

        If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule II or Schedule III bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the
                                            --------
number of Shares that any Underwriter has agreed to purchase pursuant to Article III be increased pursuant to this Article XI by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date or the Option Closing Date, as the case may be, any Underwriter or Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares to be purchased on such date, and arrangements satisfactory to you, the Company and the Selling Shareholders for the purchase of such Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any
non-defaulting Underwriter, the Company or the Selling Shareholders.   In any
such case either you or the relevant Sellers shall have the right to postpone the Closing Date or the Option Closing Date, as the case may be, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

        If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of any Seller to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason not attributable to your actions or your failure to take actions reasonably contemplated by this Agreement, any Seller shall be unable to perform its obligations under this Agreement, the Sellers will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

        This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

        This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.


                                           Very truly yours,

                                           FORT HOWARD CORPORATION



                                           By
                                             ---------------------




Accepted, ______________, 1996

MORGAN STANLEY & CO.
  INCORPORATED
CS FIRST BOSTON CORPORATION
DEAN WITTER REYNOLDS, INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
SALOMON BROTHERS INC

Acting severally on behalf of themselves and the several U.S. Underwriters named in Schedule II hereto.

By Morgan Stanley & Co.
   Incorporated



By
   --------------------

MORGAN STANLEY & CO.
  INTERNATIONAL LIMITED
CS FIRST BOSTON LIMITED
SALOMON BROTHERS INTERNATIONAL LIMITED
DEAN WITTER REYNOLDS, INC.
MERRILL LYNCH INTERNATIONAL LIMITED

Acting severally on behalf of themselves and the several International Underwriters named in Schedule III hereto.

By Morgan Stanley & Co.
   International Limited


By
   --------------------


Acting severally on behalf of themselves and the Selling Shareholders named in
Schedule I hereto.

By


By ____________________________

                                   Schedule I

                              Selling Shareholders
                              --------------------



                                                        Number of
                                                       Firm Shares
             Selling Shareholder                        To Be Sold
             -------------------                        ----------







                                                          __________


        Total  ......

                                   Schedule II

                                U.S. Underwriters
                                -----------------


                                                        Number of
                                                       Firm Shares
             Underwriter                             To Be Purchased
             -----------                             ---------------

    Morgan Stanley & Co. Incorporated
    CS First Boston Corporation
    Dean Witter Reynolds, Inc.
    Merrill Lynch, Pierce, Fenner
       & Smith Incorporated
    Salomon Brothers Inc
                                                     __________


       Total U.S. Firm Shares ..............         12,800,000

                                  Schedule III

                           International Underwriters
                           --------------------------



                                                        Number of
                                                       Firm Shares
             Underwriter                             To Be Purchased
             -----------                             ---------------

   Morgan Stanley & Co. International Limited
   CS First Boston Limited
   Dean Witter International Ltd.
   Merrill Lynch International Limited
   Salomon Brothers International Limited

                                                     __________


        Total International Firm Shares ......       3,200,000